Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Minden Bancorp, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2006 as filed with the Securities Exchange Commission on the date hereof (the "Report"), I, A. David Evans, the President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/ A. David Evans
                                           Name: A. David Evans
                                           Title: President and Chief Executive
                                                  Officer

Date:    May 12, 2006

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Minden Bancorp, Inc. and will be retained by Minden Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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